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                                                                   EXHIBIT 10.11

SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:             I-FLOW CORPORATION
ADDRESS:              20202 WINDROW DRIVE
                      LAKE FOREST, CALIFORNIA  92630

DATED:                MARCH 2, 1998


        THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between Silicon and I-Flow Corporation, dated September 28, 1995, as amended by that Amendment to Loan Agreement dated July __, 1996 (pursuant to which I-Flow Acquisition Subsidiary was acquired and made a Borrower under the Loan Agreement), as amended by that Amendment to Loan Agreement dated April 4, 1997 and as amended by that Amendment to Loan Agreement dated August 19, 1997 (as so amended and as otherwise amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

        I-Flow Acquisition Subsidiary was previously an additional Borrower under the Loan Agreement. I-Flow Acquisition Subsidiary changed its name to Block Medical, Inc. and recently merged with and into I-Flow Corporation, with I-Flow Corporation as the surviving entity. Therefore I-Flow Corporation is the sole Borrower under the Loan Agreement.

        1. MODIFIED CREDIT LIMIT. Section 1.1 (Credit Limit) of the Schedule to Loan Agreement is hereby amended to read as follows:

                                 "(I) Revolving Loans. An amount (the "Revolving Loans") not to exceed the lesser of: (i) $4,000,000 at any one time outstanding; or (ii) 75% (the "Advance Percentage") of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing, provided that with respect to Approved Foreign Accounts the Advance Percentage is "35%". "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                                 Without limiting the fact that the
                                 determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from the United States or any department, agency or instrumentality of the United States or any state, city or municipality, accounts owing from an account debtor

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                      SILICON VALLEY BANK            AMENDMENT TO LOAN AGREEMENT
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                                 outside the United States (unless pre-approved
                                 by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon*), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

                                 * , WITH FRESENIUS MEDICAL CARE A.G. AND
                                 INPHARDIAL ZAMBON BIOMEDICA (AND THE ACCOUNTS RELATING TO SUCH ACCOUNT DEBTORS ARE REFERRED TO HEREIN AS THE "APPROVED FOREIGN ACCOUNTS") AS SUCH PREAPPROVED ACCOUNT DEBTORS PROVIDED THAT THE RELATED ACCOUNTS ARE OTHERWISE DEEMED ELIGIBLE HEREUNDER

                                 PLUS

                                 II.  Term  Loan A.

                                 The amount of $4,000,000 (such Loan is "Term
                                 Loan A" and the loan facility relating thereto is the "Term Loan A Facility") which was utilized by the Borrower for the purpose of financing a portion of the purchase of the assets of Block Medical, Inc. Such acquisition and related transactions contemplated thereby are collectively referred to as the "Acquisition".

                                 Once amounts under the Term Loan A Facility are repaid, such amounts may not be reborrowed.

                                 Borrower hereby further promises to pay
                                 interest to Silicon on the unpaid principal balance of Term Loan A at the interest rate as set forth below. Such interest shall be paid each month in accordance with the terms of the Loan Agreement.

                                 Borrower shall repay to Silicon the outstanding aggregate principal amount of Term Loan A in 48 consecutive equal monthly installments on the first day of each month, commencing August 1, 1996. The first 47 installments shall be in the amount of $83,333.34, and the final installment shall be in remaining principal amount of the Term Loan.

                                 PLUS

                                 III.  Term Loan B.

                                 The amount of $2,500,000 (such Loan is "Term
                                 Loan B" and the loan facility relating thereto is the "Term Loan B Facility")


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                                 to be utilized by the Borrower in a single
                                 utilization on or about March ___, 1998.

                                 Once amounts under the Term Loan B Facility are repaid, such amounts may not be reborrowed.

                                 Borrower hereby further promises to pay
                                 interest to Silicon on the unpaid principal balance of Term Loan B at the interest rate as set forth below. Such interest shall be paid each month in accordance with the terms of the Loan Agreement. Borrower shall repay to Silicon the outstanding aggregate principal amount of Term Loan B in 54 consecutive equal monthly installments on the first day of each month, commencing October 1, 1998. The first 53 installments shall be in the amount of $46,296.30, and the final installment shall be in remaining principal amount of the Term Loan B.



    LETTER OF CREDIT SUBLIMIT    Silicon, in its reasonable discretion, will
                                 from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $500,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Revolving Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued.
                                 Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon
                                 Applications for Letters of Credit and such other documentation as Silicon shall specify
                                 (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation. Letters of Credit may have a maturity date up to twelve months beyond the Maturity Date in effect from time to time, provided that if on the Maturity
                                 Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and costs due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement.

                                 The Credit Limit set forth above regarding
                                 Revolving Loans and the Revolving Loans
                                 available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.


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        2. MODIFIED INTEREST RATE. Section 1.2 of the Schedule to Loan Agreement
regarding the Interest Rate is hereby amended to read as follows:

    INTEREST RATE (Section 1.2): Revolving Loans: With respect to Revolving
                                 Loans and all related Obligations the interest rate shall be a rate equal to the "Prime Rate" in effect from time to time, plus .75% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

                                 Term Loan A:

                                 With respect to Term Loan A and all related
                                 Obligations, the interest rate shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

                                 Term Loan B:

                                 With respect to Term Loan B and all related
                                 Obligations, the interest rate shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate."

        3. MODIFIED MATURITY DATE. Section 5.1 of the Schedule to Loan Agreement regarding the Maturity Date is hereby amended to read as follows:

     "MATURITY DATE

      (Section 5.1):             FEBRUARY 15, 1999, provided that the Maturity
                                 Date with respect to each of Term Loan A and Term Loan B shall be as is set forth in Section
                                 1.1 above."

        4. MODIFIED FEE. Section 1.3 of the Schedule to Loan Agreement regarding the Loan Origination Fee is hereby amended to read as follows:

     "LOAN ORIGINATION FEE

      (Section 1.3):             $12,500 to be paid in full concurrently
                                 herewith; and $20,000 to be paid on an annual basis in connection herewith, which latter fee shall be payable by the Borrower in installments of


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                                 $5,000 on each of March 31, 1998, June 30,
                                 1998, September 30, 1998, and December 31,
                                 1998. Failure to pay such amount on each of such dates shall constitute an Event of Default hereunder. Such fees shall be in addition to interest and to all other amounts payable hereunder and shall not be refundable."

        5. FINANCIAL COVENANTS. Section 4.1 of the Schedule to Loan Agreement regarding the Financial Covenants is hereby amended to read as follows:

    "FINANCIAL COVENANTS

      (Section 4.1):             Borrower, on a consolidated basis, shall comply
                                 with all of the following covenants. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

    QUICK ASSET RATIO:           Borrower shall maintain a ratio of "Quick
                                 Assets" to current liabilities of not less than
                                 1.00 to 1.

    STATED NET WORTH:            Borrower shall maintain a stated net worth of
                                 not less than $9,000,000.

    DEBT TO STATED
    NET WORTH RATIO:             Borrower shall maintain a ratio of total
                                 liabilities to stated net worth of not more than 1.00 to 1.

    PROFITABILITY:               Borrower shall not incur a loss (after taxes)
                                 for any fiscal quarter, except that Borrower may incur a loss (after taxes) for a single fiscal quarter during the term hereof not to exceed $100,000. Notwithstanding the foregoing,
                                 Borrower may incur a loss (after taxes) for the quarter ending December 31, 1997 not to exceed
                                 $1,600,000.

    DEBT SERVICE RATIO:          Borrower shall maintain a Debt Service Ratio
                                 (as referred to below) of not less than 1.50 to 1 as of the end of each fiscal quarter.

    DEFINITIONS:                 "Current assets," and "current liabilities"
                                 shall have the meanings ascribed to them in accordance with generally accepted accounting principles, consistently applied.

                                 "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

                                 "Stated net worth" means the excess of total assets over total liabilities (including but not limited to indebtedness which is subordinated to the indebtedness to Silicon), determined in


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                                 accordance with generally accepted accounting
                                 principles, consistently applied..

                                 "Debt Service Ratio" means the year-to-date and annualized ratio of (a) earnings before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses of the Borrower, determined in accordance with generally accepted accounting principles, consistently applied, (other than for expenses of Borrower associated solely with the Acquisition) to (b) Borrower's obligations relating to payment of interest and current maturities of principal on Borrower's outstanding indebtedness, determined in accordance with generally accepted accounting principles, consistently applied. For purposes hereof, the annualized Debt Service Ratio for the quarter ending March 31, 1998 shall be such quarter's ratio multiplied by four; the annualized Debt Service Ratio for the quarter ending June 30, 1998 shall be the sum of such quarter's ratio plus the ratio for the prior quarter, which sum is then multiplied by two; the annualized Debt Service Ratio for the quarter ending September 30, 1998 shall be the sum of such quarter's ratio plus the ratio for each of the two preceding quarters, which sum is then multiplied by the fraction of 4/3.

    SUBORDINATED DEBT:           "Liabilities" for purposes of the foregoing
                                 covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon."

        6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the


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parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

                                   BORROWER:

                                      I-FLOW CORPORATION

                                      BY_______________________________
                                        TITLE:

                                      BY_______________________________
                                        TITLE:


                                   SILICON:

                                      SILICON VALLEY BANK

                                      BY_______________________________
                                        TITLE______________________________


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